UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 7, 2004

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603
(Registrant’s telephone number, including area code)

12200 N. Pecos Street, Denver, Colorado 80234-3439
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On May 7, 2004, the Board of Directors of Western Gas Resources, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (“Bylaws”) which stated that each class of directors of the Company shall consist of an approximately equal number of directors constituting the entire Board of Directors and upon the conclusion of the annual meeting of stockholders held on May 7, 2004, the Board will consist of three Class One directors, two Class Two directors and four Class Three directors.

The foregoing description of the amendment to the Bylaws is qualified in its entirety by reference to the Bylaws, as amended, a complete of copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)               Exhibits.  The following exhibit is filed with this Report.

99.1	Amended and Restated Bylaws of Western Gas Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date:	May 11, 2004	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended and Restated Bylaws of Western Gas Resources, Inc.